                                                                 EXHIBIT 10.32.4

This instrument, when recorded,
should be returned to:

Robert N. Farrar
Attorney at Law
The Carnegie Building
607 Broad Street, Suite 141
Rome, Georgia  30161-3059

================================================================================

                    ROCKY MOUNTAIN AGREEMENTS ASSIGNMENT AND
                              ASSUMPTION AGREEMENT
                                      (P1)

                          Dated as of December 30, 1996

                                     between

                          OGLETHORPE POWER CORPORATION
                       (AN ELECTRIC MEMBERSHIP GENERATION
                          & TRANSMISSION CORPORATION),
                                   as Assignor

                                       and

                             SUNTRUST BANK, ATLANTA,
                       not in its individual capacity but
                              solely as Co-Trustee,
                                   as Assignee

                                 ROCKY MOUNTAIN
                      PUMPED STORAGE HYDROELECTRIC PROJECT

================================================================================

                            ROCKY MOUNTAIN AGREEMENTS
                    ASSIGNMENT AND ASSUMPTION AGREEMENT (P1)

        This ROCKY MOUNTAIN AGREEMENTS ASSIGNMENT AND ASSUMPTION AGREEMENT (P1), dated as of December 30, 1996 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this "Rocky Mountain Agreements Assignment"), between OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP GENERATION & TRANSMISSION CORPORATION), an electric membership corporation organized under the laws of the State of Georgia (together with its successors and permitted assigns, the "Assignor"), and SUNTRUST BANK, ATLANTA, a state banking corporation, not in its individual capacity but solely as Co-Trustee under the Trust Agreement (P1), dated as of December 30, 1996, with the Owner Trustee and the Owner Participant (together with its successors and permitted assigns, the "Assignee").

        WHEREAS, the Assignor and Georgia Power Company, a corporation organized under the laws of the State of Georgia (together with its successors and permitted assigns, Georgia Power") own the Rocky Mountain Site as tenants in common under Georgia law;

        WHEREAS, by the Rocky Mountain Agreements, the Assignor and Georgia Power established their respective rights and obligations as tenants in common of the Rocky Mountain Site and of all improvements thereafter to be constructed, and all personal property thereafter to be situated, on the Rocky Mountain Site. Such improvements and personal property owned by the Assignor and Georgia Power as tenants in common under Georgia law include the Facility;

        WHEREAS, as tenants in common of such real and personal property, the Assignor and Georgia Power hold a 74.61% and 25.39% undivided interest, respectively, in such real and personal property, including the right to nonexclusive possession of all such real and personal property, subject to the rights of the other to nonexclusive possession and the terms and conditions of the Rocky Mountain Agreements;

        WHEREAS, by this Rocky Mountain Agreements Assignment, the Assignor will assign the Assigned Rocky Mountain Interests to the Assignee for a term which is coterminous with the term of the Head Lease.

        NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS.

        Capitalized terms used in this Rocky Mountain Agreements Assignment, including the recitals, and not otherwise defined herein shall have the respective meanings specified in Appendix A to the Participation Agreement (P1), dated as of December 30, 1996, among the

Assignor, the Assignee, Fleet National Bank, not in its individual capacity but solely as Owner Trustee under the Trust Agreement (the "Owner Trustee"), Rocky Mountain Leasing Corporation, a Delaware corporation ("RMLC"), Philip Morris Capital Corporation, a Delaware corporation (the "Owner Participant") and Utrecht-America Finance Co. The general provisions of Appendix A shall apply to terms used in this Rocky Mountain Agreements Assignment and specifically defined herein.

SECTION 2. ASSIGNMENT OF ASSIGNED ROCKY MOUNTAIN INTERESTS TO ASSIGNEE.

        The Assignor hereby assigns the Assigned Rocky Mountain Interests to the Assignee. The assignment effected by this Section 2 shall become effective on and as of the Closing Date and shall terminate on the expiration or earlier termination of the Head Lease Term.

SECTION 3. ASSUMPTION BY ASSIGNEE.

        The Assignee hereby assumes, and agrees to perform, any and all liabilities and obligations of the Assignor incurred with respect to the Assigned Rocky Mountain Interests, recourse with respect to such obligations to be limited to the Assignee's interest in the Undivided Interest with respect to any obligations based on circumstances occurring prior to the termination of the Facility Lease. This assumption shall terminate (except with respect to any liability or obligation which has accrued prior to such termination) on the expiration or earlier termination of the Head Lease Term. Simultaneously herewith, RMLC is executing and delivering the Rocky Mountain Agreements Re-assignment pursuant to which RMLC will assume and agree to perform any and all liabilities and obligations of the Assignee incurred with respect to the Assigned Rocky Mountain Interests resulting from the Assignee's assumption of the liabilities and the obligations of the Assignor under this Section 3. The Assignor acknowledges such assumption and agreement by RMLC and agrees that during the effective period of the assumption and agreement by RMLC pursuant to the Rocky Mountain Agreements Re-assignment, (i) by entering into the Facility Lease and the Rocky Mountain Agreements Re-assignment, the Assignee shall be deemed to have complied with all duties or obligations with respect to the liabilities or obligations assumed or agreed to be performed by the Assignee in respect of the Assigned Rocky Mountain Interests under this Section 3, (ii) any default by RMLC in the performance of the liabilities and obligations assumed and agreed to be performed by RMLC in accordance with the Rocky Mountain Agreements Re-assignment, shall not be (or be deemed to be) a default by the Assignee in the performance of the liabilities and obligations assumed and agreed to be performed by the Assignee under this Section 3 and (iii) the consequences of any action or inaction on the part of RMLC (other than full and complete performance) in the performance of the liabilities and obligations assumed and agreed to be performed by RMLC in accordance with the Rocky Mountain Agreements Re-assignment, or otherwise with respect to the Assigned Rocky Mountain Interests, shall not be attributed to the Assignee (including, without limitation, any Liens, incurred, assumed or suffered to exist by RMLC on the Assigned Rocky Mountain Interests).

SECTION 4. NONTERMINABILITY.

        Subject to Section 2 hereof notwithstanding anything herein or otherwise to the contrary, neither the rights of the Assignee nor the obligations of the Assignor under this Rocky Mountain Agreements Assignment shall be terminated, extinguished, diminished, lost or otherwise impaired by any circumstances of any character or for any reason whatsoever, whether or not the same involves the loss of all or any part of the interest assigned by this Rocky Mountain Agreements Assignment, including, without limitation, any of the following circumstances or reasons: (a) any damage to or loss or destruction of all or any part of the Facility for any reason whatsoever and of whatever duration, (b) the condemnation, requisition (by eminent domain or otherwise), seizure or other taking of title or use of all or any part of the Facility by any Governmental Entity or otherwise, (c) any prohibition, limitation or restriction on the use by any Person of all or any part of its property or the interference with such use by any Person, or any foreclosure or deed in lieu of foreclosure of the Oglethorpe Mortgage, or any termination of the interests created by this Rocky Mountain Agreements Assignment as a result thereof by operation of law or contract, or any eviction by paramount title or otherwise, (d) any inadequacy, incorrectness or failure of the description of the Facility or the Assigned Rocky Mountain Interests or any part thereof or any rights or property in which an interest is intended to be granted or conveyed by this Rocky Mountain Agreements Assignment, (e) the insolvency, bankruptcy, reorganization or similar proceedings by or against the Assignor, the Assignee or any other Person, (f) the failure by the Assignee to comply with any provision hereof or of any other Operative Document or (g) any other reason whatsoever, whether similar or dissimilar to any of the foregoing.

SECTION 5. TERMINATION OPTION.

        After the expiration or earlier termination of the Facility Lease Term, the Assignee may terminate this Rocky Mountain Agreements Assignment upon thirty days prior written notice to the Assignor; provided, however, that the Assignee shall simultaneously terminate the Head Lease pursuant to Section 3.5 thereof.

SECTION 6. SECURITY FOR ASSIGNEE'S OBLIGATION TO THE LENDER.

        In the order to secure the Secured Indebtedness, the Assignee will by the Loan Agreement grant and assign a Lien, and by the Deed to Secure Debt convey security title, to the Lender in, to and under this Rocky Mountain Agreements Assignment and the Facility Lessor's Rocky Mountain Interest (other than Excepted Payments and Excepted Rights). The Assignor hereby consents to such assignment and the creation of such Lien and security title and acknowledges receipt of copies of the Loan Agreement and the Deed to Secure Debt, it being understood that such consent shall not affect any requirement or the absence of any requirement for any consent under any other circumstances. Unless and until the Assignor shall have received written notice from the Lender that the Lien of the Loan Agreement and the security title of the Deed to Secure Debt have been fully terminated, the Lender shall have the right to exercise the rights of the Assignee under this Rocky Mountain Agreements Assignment to the extent set forth in and subject in each case to the exceptions set forth in the Loan Agreement or the Deed to Secure Debt.

SECTION 7. MISCELLANEOUS.

        Section 7.1. Amendments and Waivers. No term, covenant, agreement or condition of this Rocky Mountain Agreements Assignment may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

        Section 7.2. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein to a party hereto shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or
(c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clause (a) or (b) above, in each case addressed to such party and copy party at its address set forth below or at such other address as such party or copy party may from time to time designate by written notice to the other party:

If to the Assignor:

        Oglethorpe Power Corporation
        2100 East Exchange Place
        Tucker, Georgia  30085-1349

        Facsimile No.:  (770) 270-7325
        Telephone No.:  (770) 270-7940
        Attention:  Vice President - Finance

If to the Assignee:

        SunTrust Bank, Atlanta
        P.O. Box 4625
        Mail Code 008
        Atlanta, Georgia  30302

        Facsimile No.:  (404) 332-3966
        Telephone No.:  (404) 588-7813
        Attention:   Corporate Trust Department

        with copies to the Owner Participant:

        Philip Morris Capital Corporation
        800 Westchester Avenue
        Rye Brook, New York 10573-1301

        Facsimile No.:  (914) 335-1297
        Telephone No.:  (914) 335-5000
        Attention:  Vice President, Leasing with a copy to
                    Director, Portfolio Administration

        to the Owner Trustee:

        Fleet National Bank
        777 Main Street
        Hartford, Connecticut  06115

        Facsimile No.:  (860) 986-7920
        Telephone No.:  (860) 986-4540
        Attention:  Corporate Trust Administration

        and to the Lender:

        Utrecht-America Finance Co.,
        c/o Rabobank Nederland, New York Branch
        245 Park Avenue
        New York, New York  10167-0062

        Facsimile No.:  (212) 916-7880
        Telephone No.:  (212) 916-7864
        Attention:  General Counsel's Office

        Section 7.3. Survival. Except as expressly set forth herein, the warranties and covenants made by each party hereto shall not survive the expiration or termination of this Rocky Mountain Agreements Assignment.

        Section 7.4. Successors and Assigns.

                (a) This Rocky Mountain Agreements Assignment shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof.

                (b) Except as expressly provided herein or in any other Operative Document, the Assignor may not assign or transfer any of its interests herein without the consent of the Assignee. The Assignor expressly agrees that the Assignee shall be permitted to assign its rights under this Rocky Mountain Agreements Assignment without the written consent of the Assignor (i) to RMLC pursuant to the Rocky Mountain Agreements Re-assignment and (ii) in connection with a transfer of the Facility Lessor's Rocky Mountain Interest pursuant to the terms of the Facility Lease and the Head Lease. Except as expressly provided in the Operative Documents, the Assignee may not assign its interests herein prior to the expiration or early termination of the Facility Lease Term without the consent of the Assignor.

        Section 7.5. Governing Law. This Rocky Mountain Agreement Assignment shall be in all respects governed by and construed in accordance with the laws of the State of New York including all matters of construction, validity and performance, except to the extent the law of the State of Georgia is mandatorily applicable.

        Section 7.6. Severability. If any provision hereof shall be invalid, illegal or unenforceable under Applicable Law, the validity, legality or enforceability of the remaining provisions hereof shall not be affected or impaired thereby.

        Section 7.7. Counterparts. This Rocky Mountain Agreements Assignment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one instrument.

        Section 7.8. Headings. The headings of the sections of this Rocky Mountain Agreements Assignment are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

        Section 7.9. Further Assurances. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any party to whom such first party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Rocky Mountain Agreements Assignment.

        Section 7.10. Effectiveness of Assignment and Assumption. This Rocky Mountain Agreements Assignment has been dated as of the date first above written for convenience only.

This Rocky Mountain Agreements Assignment shall be effective on the date of execution and delivery by each of the Assignee and the Assignor.

        Section 7.11. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Rocky Mountain Agreements Assignment is executed and delivered by SunTrust Bank, Atlanta, not individually or personally but solely as Co-Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Co-Trustee is made and intended not as personal representations, undertakings and agreements by SunTrust Bank, Atlanta, but is made and intended for the purpose for binding only the Co-Trustee, (c) nothing herein contained shall be construed as creating any liability on SunTrust Bank, Atlanta, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the Assignor or by any Person claiming by, through or under the Assignor and (d) under no circumstances shall SunTrust Bank, Atlanta be personally liable for the payment of any indebtedness or expenses of the Co-Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Co-Trustee under this Rocky Mountain Agreements Assignment. In addition, each of the parties hereto acknowledges and agrees that the Co-Trustee has been appointed by the Owner Participant and Owner Trustee for the purpose of exercising those trust powers in the State of Georgia which may not be exercised by the Owner Trustee under applicable law, and that, except as otherwise required by applicable law, the Co-Trustee shall not be obligated to take any action hereunder unless expressly directed in writing by the Owner Trustee or the Owner Participant in accordance with the terms of the Trust Agreement.

        Section 7.12. Measuring Life. If and to the extent that any of the rights and privileges granted under this Rocky Mountain Agreements Assignment, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule or law relating to the vesting of interests in property or the suspension of the power of alienation of property, then it is agreed that notwithstanding any other provision of this Rocky Mountain Agreements Assignment, such options, rights and privileges, subject to the respective conditions hereof governing the exercise of such options, rights and privileges, will be exercisable only during (a) the longer of (i) a period which will end twenty-one (21) years after the death of the last survivor of the descendants living on the date of the execution of this Rocky Mountain Agreements Assignment, of the following Presidents of the United States: Franklin D. Roosevelt, Harry S. Truman, Dwight D. Eisenhower, John F. Kennedy, Lyndon B. Johnson, Richard M. Nixon, Gerald R. Ford, James E. Carter, Ronald W. Reagan, George Bush and William J. Clinton or (ii) the period provided under the Uniform Statutory Rule Against Perpetuities or (b) the specific applicable period of time expressed in this Rocky Mountain Agreements Assignment, whichever of (a) and (b) is shorter.

                IN WITNESS WHEREOF, the parties hereto have caused this Rocky Mountain Agreements Assignment to be duly executed by their respective officers thereunto duly authorized.


                                   OGLETHORPE POWER CORPORATION
                                   (AN ELECTRIC MEMBERSHIP
                                   GENERATION & TRANSMISSION
                                   CORPORATION),
                                       as Assignor


                                   By: /s/ T. D. Kilgore
                                       ------------------------------
                                       Name:  T. D. Kilgore

                                       Title: President and CEO
                                       Date:  12/30/96
Signed and delivered
in the presence of:


/s/ Gary M. Bullock
-------------------------------
Unofficial Witness


/s/ Patricia R. Bouldin
-------------------------------
Notary Public

My Commission Expires: March 16, 1998
[Notary Seal]

                                   SUNTRUST BANK, ATLANTA, not in its
                                   individual capacity but solely as Co-Trustee under the Trust Agreement, as Assignee,


                                   By: /s/ Bryan Echols
                                       ------------------------------
                                       Name:  Bryan Echols

                                       Title: Vice President
                                       Date:  12/30/96


                                   By: /s/ Sandra Thompson
                                       ------------------------------
                                       Name:  Sandra Thompson

                                       Title: Vice President
                                       Date:  12/30/96


Signed and delivered
in the presence of:


/s/ Leonard Scott
-------------------------------
Unofficial Witness


/s/ David M. Boehm
-------------------------------
Notary Public

My Commission Expires: March 16, 1998
[Notary Seal]

                           SCHEDULE TO EXHIBIT 10.32.4

       ROCKY MOUNTAIN AGREEMENTS ASSIGNMENT AND ASSUMPTION AGREEMENT (P1)

        The following table indicates for each transaction the name of the corresponding Owner Participant:

        Agreement   Date                  Owner Participant
        ---------   -----------------     --------------------------------------

        P1          December 30, 1996     Philip Morris Capital Corporation


        P2          January 3, 1997       Philip Morris Capital Corporation

        F3          December 30, 1996     First Chicago Leasing Corporation

        F4          December 30, 1996     First Chicago Leasing Corporation

        N5          December 30, 1996     NationsBanc Leasing & R.E. Corporation

        N6          January 3, 1997       NationsBanc Leasing & R.E. Corporation